UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2020

ROCKWELL MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Hackensack Avenue, Suite 501, Hackensack, New Jersey 07601
(Address of principal executive offices, including zip code)

(248) 960-9009
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each exchange on which registered
Common Stock, par value $0.0001	RMTI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, Rockwell Medical, Inc. (“Rockwell” or the “Company”) is a nominal defendant in a consolidated shareholder derivative action pending in the United States District Court in the Eastern District of New York (the “Court”), purportedly brought on behalf of the Company (as nominal defendant) and against certain of the Company’s current and former directors (the “Individual Defendants”). The operative complaint (the “Consolidated Derivative Complaint”) pending in the consolidated action (the “Litigation”) asserts causes of actions against the Individual Defendants and alleges the Individual Defendants breached certain duties by, among other things, permitting alleged misstatements to be made in public filings regarding the status of separate reimbursement for Triferic from the Centers for Medicare & Medicaid Services, the adequacy of the Company’s reserves, and internal controls. The Consolidated Derivative Complaint demands a jury trial, seeking monetary damages, corporate governance reforms, injunctive relief on the Individual Defendants’ trading activities, restitution, and attorneys’ fees.

On May 18, 2020, Rockwell, the Individual Defendants, and Plaintiffs (the “Settling Parties”) entered into a formal Stipulation of Settlement, which memorializes the terms of the Settling Parties’ settlement of the Litigation (the “Settlement”). On June 2, 2020, the Court issued an order preliminarily approving the Settlement. A hearing to determine whether the Court should issue a final order approving the proposed Settlement has been scheduled for August 11, 2020. The terms of the proposed Settlement are described in the Notice of Pendency and Proposed Settlement of Derivative Action (the “Notice”) attached hereto as Exhibit 99.1, and include certain corporate governance reform measures. The Notice and the related Stipulation of Settlement are also available at https://www.rockwellderivlitigation.com/documents.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Pendency and Proposed Settlement of Derivative Action

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: June 19, 2020	By:	/s/ Russell Ellison
Russell Ellison
Chief Executive Officer